                                                                   EXHIBIT 10(Q)

VOID AFTER 5:00 P.M., NEW YORK CITY LOCAL TIME, ON DECEMBER 5, 2000

NEITHER THIS WARRANT NOR THE WARRANT SHARES (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE
SECURITIES LAWS OF ANY STATE.   NEITHER THIS WARRANT NOR THE WARRANT SHARES MAY
BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF (COLLECTIVELY, "TRANSFERRED") IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES, OR AN OPINION OF COUNSEL TO PC ETCETERA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

--------------------------------------------------------------------------------

                                PC ETCETERA, INC.

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

                                     WARRANT
                                     -------

                                                                DECEMBER 5, 1995

          FOR VALUE RECEIVED, PC ETCETERA, INC., a Delaware corporation (the "Company"), hereby certifies that _________________________________ (the
"Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company up to ___________________________ (___________) SHARES OF
COMMON STOCK ("Common Shares") of the Company at a price of ONE DOLLAR FIFTY CENTS ($1.50) per share (the "Exercise Price") during the period commencing on the date hereof and expiring at 5:00 P.M., New York City local time, on December 5, 2000.

          The number of shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares".

          The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

               1.   EXERCISE OF WARRANT.

                    1.1 EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing on the date hereof and expiring at 5:00 p.m., New York City local time, on December 5, 2000 or, if such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding business day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office, with the Warrant Exercise Form attached hereto duly

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executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

                    1.2 NET EXERCISE. Notwithstanding the foregoing, in lieu of paying to the Company an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased, the Holder may elect to receive Warrant Shares equal to the value (as determined below) of the Warrant by surrender of this Warrant, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                    X    =          Y (A-B)
                                   ---------
                                      A

     Where:    X    =         the number of Warrant Shares
                                   to be issued to the Holder.

                    Y    =         the number of Warrant Shares
                                   under this Warrant.

                    A    =         the Current Market Price Per
                                   Share (as hereinafter defined)
                                   on the day on which the
                                   Warrant Exercise Form is
                                   received by the Company.

                    B    =         the Exercise Price.


               2. RESERVATION OF SHARES. The Company will reserve for issuance and delivery upon exercise of this Warrant all Common Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant; provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations hereunder by delivery of shares which are held in the treasury of the Company.

               3. FRACTIONAL SHARES. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

               4. EXCHANGE OR ASSIGNMENT OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, for other

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Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares purchasable hereunder. Subject to the provisions of this Warrant and receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

               5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

               6.   ANTI-DILUTION PROVISIONS.

                    6.1 ADJUSTMENTS FOR STOCK DIVIDENDS; COMBINATIONS, ETC. In case the Company shall do any of the following (an "Event"):

                    (a) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,

                    (b) effect a subdivision of its outstanding Common Shares into a greater number of Common Shares (by reclassification, stock split or otherwise than by payment of a dividend in Common Shares),

                    (c) effect a combination of its outstanding Common Shares into a lesser number of Common Shares (by reclassification, reverse split or otherwise),

                    (d) issue by reclassification, exchange or substitution of its Common Shares any shares of capital stock of the Company, or

                    (e)  effect any other transaction having similar effect,

then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination, reclassification, exchange or substitution shall be changed to a price determined by multiplying such Exercise Price by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately prior to such Event, and the denominator shall be the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than one cent ($.01), but any such amount shall be carried forward and shall be

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given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Event listed above shall occur.

                    6.2 ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Shares, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in Section 1, at any time after the consummation of such consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                    6.3 ISSUANCE OF SHARES, ETC. (a) In case the Company shall issue its Common Shares (other than (i) pursuant to Exempt Issuances, as hereinafter defined, or (ii) upon the exercise of any rights, options, warrants, or the conversion of any securities, as provided for in paragraph (c) hereof) for a consideration per share less than the Exercise Price in effect on the day immediately preceding the date of issuance, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the sum of the number of Common Shares outstanding immediately prior to the issuance of such additional shares and the number of Common Shares which the aggregate consideration received (determined as provided in Section 6.5 below) for the issuance of such additional shares would purchase at such Exercise Price and the denominator shall be the number of Common Shares outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever any such issuance is made.

                    (b) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of its outstanding Common Shares (i) securities, other than its Common Shares, or (ii) property, other than cash, without payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of Common Shares subscribed for

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upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

                    (c) In case the Company shall issue any rights, options, warrants or securities convertible into Common Shares (other than Exempt Rights, as hereinafter defined) entitling the holders thereof to purchase Common Shares or to convert such securities into Common Shares at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional Common Shares issuable upon exercise or conversion of such securities) less than the Exercise Price in effect on the date of such issuance or sale, the Exercise Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of Common Shares outstanding immediately prior to such issuance or sale and the number of Common Shares which the Total Consideration would purchase at such Exercise Price and the denominator shall be the number of Common Shares outstanding on the date of such issuance or sale plus the maximum number of additional Common Shares issuable upon exercise or conversion of such securities.

                    (d) On the expiration of such rights, options or warrants, or the termination of such right to convert, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights, options, warrants or convertible securities been made upon the basis of the delivery of only the number of Common Shares actually delivered or deliverable upon the exercise of such rights, options or warrants, or upon the conversion of such securities.

                    (e) On an adjustment in the exercise or conversion price in such rights, options, warrants or convertible securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights, options, warrants or convertible securities been made upon the basis of such adjusted exercise or conversion price.

                    (f) As used herein, the term "Exempt Issuances" shall mean any issuance of Common Shares:

                         (i) upon the exercise of options hereafter granted to
full-time employees and non-employee directors of the

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Company pursuant to a plan or plans adopted by the Company's Board of Directors and approved by its stockholders; provided, however, that, in order to be considered an Exempt Issuance under this clause (i), (a) the option exercise price must be equal to or greater than the Current Market Price Per Share on the date of grant and (b) on the date of grant, the aggregate number of Common Shares issuable pursuant to the exercise of (I) the options being granted and
(II) all other then outstanding options, warrants and other rights (other than any included within clause (iii) hereof), whether or not then currently exercisable, cannot exceed ten percent (10%) of the number of Common Shares then issued and outstanding;

                         (ii) upon the exercise of options, warrants and other
rights which are outstanding as of the date hereof (whether or not currently exercisable); or

                         (iii) upon the conversion or exchange of convertible or
exchangeable securities which are outstanding as of the date hereof (whether or not currently convertible or exchangeable).

               The options, warrants, rights and other securities referred to in clauses (i), (ii) and (iii) of this paragraph (f) are hereinafter referred to collectively as "Exempt Rights".

                    6.4 ADJUSTMENT IN NUMBER OF WARRANT SHARES. Whenever the Exercise Price is adjusted as set forth in Section 6.1 or 6.3 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of Warrant Shares), the number of Warrant Shares specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.

                    6.5 CONSIDERATION. For purposes of any computation respecting consideration received pursuant to Sections 6.3, the following shall apply:

                    (a) in the case of the issuance of Common Shares, rights, options, warrants or convertible securities for cash, the consideration shall be the amount of such cash, without deduction for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issuance or otherwise in connection therewith; and

                    (b) in the case of the issuance of Common Shares, rights, options, warrants or convertible securities for a consideration in whole or in part other than cash, the

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consideration shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

                    6.6 CURRENT MARKET PRICE PER SHARE. As used herein, the term "Current Market Price Per Share" shall mean the closing bid price, or, if not available, the highest bid price, of the Common Shares as quoted on a national securities exchange, or in the over-the-counter market as reported by NASDAQ or, if not available, by the National Quotation Bureau, Incorporated, as the case may be (or, if there is no bid price on a particular day, then the closing bid price or, if not available, the highest bid price on the nearest trading date before that day and for which such prices are available), and if the Common Shares are not listed on such an exchange or traded in such a market on such particular day, then the Current Market Price Per Share shall be determined by the Board of Directors by taking into consideration all relevant factors, including, but not limited to, the Company's net worth, prospective earning power and dividend paying capacity.

               7.   [INTENTIONALLY OMITTED]

               8.   RESTRICTIONS ON EXERCISE.

                    (a) Unless, prior to the exercise of this Warrant, the Warrant Shares have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be required by the Company, unless in the opinion of counsel to the Company such representations or other documentation is not necessary to comply with such Act.

                    (b) The Company shall not be obligated to deliver any Warrant Shares unless and until they have been listed on each securities exchange or other self-regulatory body on which the Company's Common Shares may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use its best efforts to obtain such listing, qualification and compliance.

               9.   RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

                    9.1 TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. Neither this Warrant nor any Warrant Shares may be Transferred except as follows: (a) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this

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Warrant or the Warrant Shares may legally be Transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any Transfer of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such Transfer.

                    9.2 LEGEND. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Shares, all certificates representing such Warrant Shares shall bear on the face or reverse thereof substantially the following legend:

                    "The shares represented by this
                    certificate have not been registered
                    under the Securities Act of 1933, as
                    amended, and may not be sold, offered
                    for sale, p ledged, transferred,
                    assigned or otherwise disposed of unless registered pursuant to the provisions of such Act or an opinion of counsel to the Company is obtained stating that such sale, offer for sale, pledge, transfer, assignment or other disposition is in compliance with an available exemption from such registration."

                    9.3 REGISTRATION RIGHTS. Simultaneously herewith, the Company and the Holder, among others, are entering into a Loan and Registration Rights Agreement covering, among other matters, the registration of the Warrant Shares under the Act for resale by the Holder.

               10. LOST, STOLEN OR DESTROYED WARRANTS. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and either (a) provides a letter, in form satisfactory to the Company, to the effect that he will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) provides an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company shall accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

               11. APPLICABLE LAW. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof.

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               IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                  PC ETCETERA, INC.

                                  By:
                                      ---------------------------------

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                                PC ETCETERA, INC.

                              WARRANT EXERCISE FORM


               The undersigned hereby irrevocably elects to exercise the within Warrant dated December 5, 1995 and expiring on December 5, 2000 with respect to
         Common Shares of PC Etcetera, Inc.

               EXERCISE METHOD: [Check applicable box and complete]

               [ ] The undersigned hereby makes a payment of $______ in payment therefor.

               [ ] The undersigned hereby elects to receive a lesser number of Common Shares than set forth above pursuant to the Net Exercise provisions of Section 1.2 of the Warrant.



                                   ------------------------------
                                   Name of Holder


                                   ------------------------------
                                   Signature of Holder
                                   or Authorized Representative


                                   ------------------------------
                                   Signature, if jointly held


                                   ------------------------------
                                   Name and Title of Authorized
                                   Representative


                                   ------------------------------
                                   Address of Holder


                                   ------------------------------
                                   Date

                                PC ETCETERA, INC.

                             WARRANT ASSIGNMENT FORM

           FOR VALUE RECEIVED, _________________________________________________
hereby sells, assigns and transfers unto

Name
     ---------------------------------------------------------------------------
(Please typewrite or print name of assignee in block letters)

Address
        ------------------------------------------------------------------------
the right to purchase Common Shares of PC Etcetera, Inc. represented by this Warrant dated December 5, 1995 and expiring on December 5, 2000 to the extent of _____________ shares and does hereby irrevocably constitute and appoint ________
___________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:                   , 19
      -------------------    ----

                                   ------------------------------
                                   Name of Holder


                                   ------------------------------
                                   Signature of Holder or
                                   Authorized Representative


                                   ------------------------------
                                   Signature, if jointly held


                                   ------------------------------
                                   Name and Title of Authorized
                                   Representative


                                   ------------------------------
                                   Date


-------------------------
Signature(s) guaranteed: